       1                                                             Exhibit 4.1


                      SECOND WAIVER TO THE CREDIT AGREEMENT AND
                      -----------------------------------------
               SECOND WAIVER TO THE STANDBY LETTER OF CREDIT AGREEMENT
               -------------------------------------------------------


     SECOND WAIVER, dated as of August 1, 1994 (this "Second Waiver"), to the Amended and Restated Credit Agreement, dated as of March 8, 1993 (as heretofore amended, the "Credit Agreement"), among Payless Cashways, Inc., an Iowa corporation (the "Borrower"), the banks and other financial institutions parties thereto (the "Banks"), Canadian Imperial Bank of Commerce, New York Agency ("CIBC"), as Administrative Agent (in such capacity, the "Administrative Agent") and as Collateral Agent (in such capacity, the "Collateral Agent"), CIBC, The Bank of Nova Scotia and NationsBank of Texas, N.A., as Managing Agents (in such capacity, the "Managing Agents") and Bank of America National Trust and Savings Association, as Co-Agent (in such capacity, the "Co-Agent"); and

     SECOND WAIVER, dated as of August 1, 1994 (this "Second Waiver"), to the Standby Letter of Credit Issuance and Reimbursement Agreement, dated as of February 14, 1994 (the "Standby Letter of Credit Agreement"), among the Borrower, the banks and other financial institutions parties thereto (the "Standby Letter of Credit Banks") and CIBC, as Issuing Bank (in such capacity, the "Issuing Bank").


                                 W I T N E S S E T H :
                                 - - - - - - - - - -


     WHEREAS, the Borrower, the Banks, the Administrative Agent, the Collateral Agent, the Letter of Credit Bank, the Managing Agents and the Co-Agent are parties to the Credit Agreement, and the Issuing Bank and the Standby Letter of Credit Banks are parties to the Standby Letter of Credit Agreement;

     WHEREAS, certain provisions of the Credit Agreement are incorporated by reference into the Standby Letter of Credit Agreement;

     WHEREAS, the Borrower has requested that the Banks waive certain provisions of the Credit Agreement and the Standby Letter of Credit Banks waive certain provisions of the Standby Letter of Credit Agreement in the manner set forth below; and

     WHEREAS, the Banks and the Standby Letter of Credit Banks are willing to accede to the requests of the Borrower upon the terms and subject to the conditions set forth herein;

    NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the Borrower, the Banks, the Administrative Agent, the Collateral Agent, the Letter of Credit

Bank, the Managing Agents, the Co-Agent, the Issuing Bank and the Standby Letter of Credit Banks hereby agree as follows:


     SECTION I.  DEFINED TERMS
                 -------------

     Unless otherwise defined herein, terms defined in the Credit Agreement or the Standby Letter of Credit Agreement and used herein are so used as so defined.


     SECTION II.   WAIVERS OF THE CREDIT AGREEMENT
                   -------------------------------

     1. Consolidations, Mergers and Sales of Assets. The Banks and the Standby Letter of Credit Banks hereby waive any Default or Event of Default under Section 7.11 of the Credit Agreement resulting from the sale of (i) the property located in Kansas City, Kansas which is listed as Site No. 37 on
Exhibit 7.10 to the Credit Agreement, (ii) approximately 1-1/2 acres of the property located in Tucson, Arizona which is listed as Site No. 136 on Exhibit 7.10, and (iii) the property located in Sioux Falls, South Dakota which is listed as Site No. 216 on Exhibit 7.10 to the Credit Agreement, solely to the extent such properties are not listed on Schedule 7.11 to the Credit Agreement and, for purposes of this waiver, such properties shall be treated as if they were listed on Schedule 7.11.


     2. Future Real Property. The Banks and the Standby Letter of Credit Banks hereby waive any Default or Event of Default under Section 7.27 of the Credit Agreement resulting from (i) the release of the mortgages on Site Nos. 37 and 136 upon the sale of such properties in accordance with the terms hereof and
(ii) the failure to obtain a mortgage on Site No. 216; provided that the Net Cash Proceeds from the sale of Site No. 216 shall be applied to the Term Loans as provided in Section 2.07 of the Credit Agreement


     SECTION III.   CONDITIONS PRECEDENT
                    --------------------

     The amendments and waivers contained in this Second Waiver to the Credit Agreement and Second Waiver to the Standby Letter of Credit Agreement shall become effective on and as of the date on which the following conditions precedent are satisfied:

     1. Waiver. The Administrative Agent and the Issuing Bank shall have received counterparts of this Second Waiver to the Credit Agreement and Second Waiver to the Standby Letter of Credit Agreement duly executed by the Borrower and the Required Banks.

     2. Consent of Guarantor. Somerville shall have executed this Second Waiver to the Credit Agreement and Second Waiver to the Standby Letter of Credit Agreement, in the appropriate space below the caption "Consent of Guarantor" on the signature pages hereto.


     SECTION IV.   MISCELLANEOUS
                   -------------

     1. Representations and Warranties. The Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 6 of the Credit Agreement and Section 5 of the Standby Letter of Credit Agreement, provided that all references in said Sections 6 and 5 to the "Agreement" shall be deemed to be references to the Credit Agreement and the Standby Letter of Credit Agreement, respectively, as amended by this Second Waiver to the Credit Agreement and Second Waiver to the Standby Letter of Credit Agreement.

     2. Limited Effect. This Second Waiver to the Credit Agreement and Second Waiver to the Standby Letter of Credit Agreement is limited precisely as written and shall not be deemed (a) to be a consent to any modification or amendment of any other term or condition of the Credit Agreement, the Standby Letter of Credit Agreement or of any other term or condition of the instruments or agreements referred to therein or (b) to prejudice any other right or rights that the Administrative Agent, the Collateral Agent, the Managing Agents, the Co-Agent, any Bank, the Issuing Bank or any Standby Letter of Credit Bank may now have or may have in the future under or in connection with the Credit Agreement, the Standby Letter of Credit Agreement or the agreements referred to therein. Except as expressly amended and modified by this Second Waiver to the Credit Agreement and Second Waiver to the Standby Letter of Credit Agreement, all of the provisions and covenants of the Credit Agreement and the Standby Letter of Credit Agreement are and shall continue to remain in full force and effect in accordance with the terms thereof.

     3. Counterparts. This Second Waiver to the Credit Agreement and Second Waiver to the Standby Letter of Credit Agreement may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     4. GOVERNING LAW. THIS SECOND WAIVER TO THE CREDIT AGREEMENT AND SECOND WAIVER TO THE STANDBY LETTER OF CREDIT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     5. Expenses. The Borrower agrees to pay or reimburse CIBC, in its capacity as Administrative Agent and Issuing Bank, for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and execution of this Second Waiver to the Credit Agreement and Second Waiver to the Standby Letter of Credit Agreement, including, without limitation, the reasonable fees and disbursements of counsel to CIBC in its capacity as Administrative Agent and Issuing Bank. The Borrower expressly acknowledges and further agrees that nothing in the preceding sentence shall be construed to limit in any way the provisions of Section 10.03 of the Credit Agreement or Section 9.03 of the Standby Letter of Credit Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Second Waiver to the Credit Agreement and Second Waiver to the Standby Letter of Credit Agreement to be executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                             PAYLESS CASHWAYS, INC.


                                             By: s/Stephen A. Lightstone
                                                 -------------------------------
                                                 Title:  Sr. Vice President-
                                                           Finance

BANKS PARTIES TO THE CREDIT AGREEMENT:

                                             CANADIAN IMPERIAL BANK OF
                                             COMMERCE, NEW YORK AGENCY,
                                               as Administrative Agent,
                                             Collateral Agent, Managing
                                             Agent and Letter of Credit
                                             Bank


                                             By: s/David McGowan
                                                 -------------------------------
                                                 Title: Authorized Signatory

                                             THE BANK OF NOVA SCOTIA,
                                               as Managing Agent and Bank


                                             By: s/Amanda Norsworthy
                                                 -------------------------------
                                                 Title: Assistant Agent

                                             NATIONSBANK OF TEXAS, N.A.,
                                               as Managing Agent and Bank


                                             By: s/Perry B. Stephenson
                                                 -------------------------------
                                                 Title: Senior Vice President


                                             BANK OF AMERICA NATIONAL TRUST
                                               AND SAVINGS ASSOCIATION,
                                               as Co-Agent and Bank


                                             By: s/Burton Queen
                                                 -------------------------------
                                                 Title: Vice President

                                             CIBC INC.


                                             By: s/David McGowan
                                                 -------------------------------
                                                 Title: Vice President

                                             ABN AMRO BANK N.V.


                                             By: s/Jeffrey D. Dodd
                                                 -------------------------------
                                                 Title: Vice President


                                             By: s/R. Michael Schwartz
                                                 -------------------------------
                                                 Title: Vice President

                                             BANCA COMMERCIALE
                                               ITALIANA


                                             By: s/Julian M. Teodori
                                                 -------------------------------
                                                 Title: Sr.Vice Pres./Branch Mgr


                                             By: s/Diana R. Lamb
                                                 -------------------------------
                                                 Title: Vice President

                                             BANK OF MONTREAL


                                             By: s/Jonathan D. Hook
                                                 -------------------------------
                                                 Title: Director

                                             THE BANK OF NEW YORK


                                             By: s/David S. Stueber
                                                 -------------------------------
                                                 Title: Vice President

                                             BOATMEN'S FIRST NATIONAL
                                               BANK OF KANSAS CITY


                                             By: s/Thomas J. Butkus
                                                 -------------------------------
                                                 Title: Vice President

                                             BANQUE PARIBAS


                                             By: s/Robert E. Taubenheim
                                                 -------------------------------
                                                 Title: Group Vice President


                                             By: s/Peter Toal
                                                 -------------------------------
                                                 Title: Regional General Manager

                                             DAI-ICHI KANGYO BANK
                                               LTD., CHICAGO BRANCH


                                             By: s/Tetsuya Kaneko
                                                 -------------------------------
                                                 Title: Vice President

                                             FIRST BANK NATIONAL
                                               ASSOCIATION


                                             By: s/Merri Bernhardson
                                                 -------------------------------
                                                 Title: Vice President

                                             THE FUJI BANK, LIMITED,
                                               CHICAGO BRANCH


                                             By: s/Hidekazu Seo
                                                 -------------------------------
                                                 Title: Joint General Manager

                                             THE INDUSTRIAL BANK OF
                                               JAPAN, LTD.


                                             By: s/Hiroaki Nakamura
                                                 -------------------------------
                                                 Title: Joint General Manager

                                             THE MITSUBISHI BANK, LTD.


                                             By: s/Hiroaki Fuchida
                                                 -------------------------------
                                                 Title: Vice President, Manager

                                             MITSUI NEVITT CAPITAL
                                               CORPORATION


                                             By: s/Dan Jozefov
                                                 -------------------------------
                                                 Title: Vice President

                                             MITSUBISHI TRUST AND
                                               BANKING CORPORATION


                                             By: s/Masaaki Yamagishi
                                                 -------------------------------
                                                 Title: Chief Manager

                                             NATIONAL CITY BANK


                                             By: s/J. Runk, Jr.
                                                 -------------------------------
                                                 Title: Account Rep.

                                             PILGRIM PRIME RATE TRUST


                                             By: s/Michael Hatley
                                                 -------------------------------
                                                 Title: Assistant Portfolio Mgr.

                                             THE SUMITOMO BANK, LTD.


                                             By: s/Katsuyasu Iwasawa
                                                 -------------------------------
                                                 Title: Joint General Manager

                                             UNION BANK

                                             By: s/Cecilia M. Valente
                                                 -------------------------------
                                                 Title: Vice President

                                             UNITED STATES NATIONAL
                                               BANK OF OREGON


                                             By: s/Blake R. Howells
                                                 -------------------------------
                                                 Title: Vice President

                                             VAN KAMPEN MERRITT
                                               PRIME RATE INCOME TRUST


                                             By: s/Jeffrey W. Maillet
                                                 -------------------------------
                                                 Title:Vice Pres.&Portfolio Mgr.

BANKS PARTIES TO THE STANDBY LETTER OF CREDIT AGREEMENT:


                                             CANADIAN IMPERIAL BANK OF
                                               COMMERCE, NEW YORK AGENCY,
                                               as Issuing Bank

                                             By: s/David McGowan
                                                 -------------------------------
                                                 Title: Authorized Signatory

                                             THE BANK OF NOVA SCOTIA


                                             By: s/Amanda Norsworthy
                                                 -------------------------------
                                                 Title: Assistant Agent

                                             NATIONSBANK OF TEXAS, N.A.


                                             By: s/Perry B. Stephenson
                                                 -------------------------------
                                                 Title: Senior Vice President

                                             BANK OF AMERICA NATIONAL TRUST
                                               AND SAVINGS ASSOCIATION


                                             By: s/Burton Queen
                                                 -------------------------------
                                                 Title: Vice President

                                             CIBC INC.


                                             By: s/David McGowan
                                                 -------------------------------
                                                 Title: Vice President

                                             ABN AMRO BANK N.V.


                                             By: s/Jeffrey D. Dodd
                                                 -------------------------------
                                                 Title: Vice President


                                             By: s/R. Michael Schwartz
                                                 -------------------------------
                                                 Title: Vice President

                                             BANCA COMMERCIALE
                                               ITALIANA

                                             By: s/Julian M. Teodori
                                                 -------------------------------
                                                 Title:Sr.Vice Pres./Branch Mgr.


                                             By: s/Diana R. Lamb
                                                 -------------------------------
                                                 Title: Vice President

                                             BANK OF MONTREAL


                                             By: s/Jonathan D. Hook
                                                 -------------------------------
                                                 Title: Director

                                             THE BANK OF NEW YORK


                                             By: s/David S. Stueber
                                                 -------------------------------
                                                 Title: Vice President

                                             BOATMEN'S FIRST NATIONAL
                                               BANK OF KANSAS CITY


                                             By: s/Thomas J. Butkus
                                                 -------------------------------
                                                 Title: Vice President

                                             BANQUE PARIBAS


                                             By: s/Robert E. Taubenheim
                                                 -------------------------------
                                                 Title: Group Vice President


                                             By: s/Peter Toal
                                                 -------------------------------
                                                 Title: Regional General Manager

                                             DAI-ICHI KANGYO BANK
                                               LTD., CHICAGO BRANCH


                                             By: s/Tetsuya Kaneko
                                                 -------------------------------
                                                 Title: Vice President

                                             FIRST BANK NATIONAL
                                               ASSOCIATION


                                             By: s/Merri Bernhardson
                                                 -------------------------------
                                                 Title: Vice President

                                             THE FUJI BANK, LIMITED,
                                               CHICAGO BRANCH


                                             By: s/Hidekazu Seo
                                                 -------------------------------
                                                 Title: Joint General Manager


                                             THE INDUSTRIAL BANK OF
                                               JAPAN, LTD.


                                             By: s/Hiroaki Nakamura
                                                 -------------------------------
                                                 Title: Joint General Manager

                                             THE MITSUBISHI BANK, LTD.


                                             By: s/Hiroaki Fuchida
                                                 -------------------------------
                                                 Title: Vice President, Manager


                                             MITSUI NEVITT CAPITAL
                                               CORPORATION

                                             By: s/Dan Jozefov
                                                 -------------------------------
                                                 Title: Vice President


                                             MITSUBISHI TRUST AND
                                               BANKING CORPORATION


                                             By: s/Masaaki Yamagishi
                                                 -------------------------------
                                                 Title: Chief Manager


                                             NATIONAL CITY BANK


                                             By: s/J. Runk, Jr.
                                                 -------------------------------
                                                 Title: Account Rep.


                                             THE SUMITOMO BANK, LTD.


                                             By: s/Katsuyasu Iwasawa
                                                 -------------------------------
                                                 Title: Joint General Manager

                                             UNION BANK


                                             By: s/Cecilia M. Valente
                                                 -------------------------------
                                                 Title: Vice President

                                             UNITED STATES NATIONAL
                                               BANK OF OREGON


                                             By: s/Blake R. Howells
                                                 -------------------------------
                                                 Title: Vice President

                                   CONSENT OF GUARANTOR
                                   --------------------


          The undersigned, pursuant to the Amended and Restated Guarantee, dated as of March 15, 1993, made by the undersigned in favor of Canadian Imperial Bank of Commerce, New York Agency, as Collateral Agent for the Banks, hereby consents to the provisions of the above Second Amendment to the Credit Agreement and Second Waiver to the Standby Letter of Credit Agreement and agrees that the Amended and Restated Guarantee remains in full force and effect after giving effect to the above Second Waiver to the Credit Agreement and Second Waiver to the Standby Letter of Credit Agreement.


                                       SOMERVILLE LUMBER AND SUPPLY CO., INC.

                                             By: s/Stephen A. Lightstone
                                                 -------------------------------
                                                 Title: Treasurer